Secretary of State
                                State of Nevada

                               CORPORATE CHARTER

I, DEAN HELLER, the duly elected and qualified Nevada Secretary of State, do hereby certify that CASINO PLAYERS, INC., did on July 19, 2005, file in this office the original Articles of Incorporation; that said Articles of Incorporation are now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said Articles contain all the provisions required by the law of said State of Nevada.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on July 20, 2005.

/s/ Dean Heller
DEAN HELLER
Secretary of State

By
Certification Clerk

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                                STATE OF NEVADA

                                 OFFICE OF THE
                              SECRETARY OF STATE

                                  DEAN HELLER
                              Secretary of State

                                RENEE L. PARKER
                                 Chief Deputy
                              Secretary of State

                                 PAMELA RUCKEL
                               Deputy Secretary
                              for Southern Nevada

                               CHARLES E. MOORE
                           Securities Administrator

                               SCOTT W ANDERSON
                               Deputy Secretary
                           for Commercial Recordings

                                  ELLICK HSU
                               Deputy Secretary
                                 for Elections


                                Certified Copy

July 20, 2005

Job Number:       C20050719-1165
Reference Number: 20050279757-54
Expedite:
Through Date:

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number(s)  Description                 Number of Pages
20050279757-54      Articles of Incorporation   3 Pages/1 Copies

Respectfully,

/s/ Dean Heller
DEAN HELLER
Secretary of State

By
Certification Clerk

                         Commercial Recording Division
                             202 N. Carson Street
                        Carson City, Nevada 89701-4069
                           Telephone (775) 684-5708
                              Fax (775) 684-7138

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